UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 13, 2002

CARBO CERAMICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15903	72-1100013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 MacArthur Boulevard, Suite 1050, Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 401-0090

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits

                   Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of

                   Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

ITEM 9.    REGULATION FD DISCLOSURE

                   On August 13, 2002, Carbo Ceramics Inc. filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, accompanied by the certification of C. Mark Pearson, Chief Executive Officer, and Paul G. Vitek, Chief Financial Officer, required pursuant to Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code). A conformed copy of this certification is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          CARBO CERAMICS INC.

                                                                                           /s/ C. MARK PEARSON

                                                                                          C. Mark Pearson

                                                                                          Chief Executive Officer

                                                                                           /s/ PAUL G. VITEK

                                                                                          Paul G. Vitek

                                                                                          Chief Financial Officer

Date: August 14, 2002

EXHIBIT INDEX

NUMBER                           DESCRIPTION

99.1                                      Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                             (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States

                                             Code), filed solely for purposes of incorporation by reference into item 9 herein.

4